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                             AHA INVESTMENT FUNDS, INC.

                         SUPPLEMENT DATED JUNE 11, 1999 TO
                         PROSPECTUS DATED OCTOBER 30, 1998

          THIS INFORMATION SUPPLEMENTS THE PROSPECTUS OF AHA INVESTMENT FUNDS, INC. (THE "FUND") DATED OCTOBER 30, 1998. THIS SUPPLEMENT, TOGETHER WITH THE PROSPECTUS, CONSTITUTE THE CURRENT PROSPECTUS OF THE FUND.


              CHANGE IN INVESTMENT MANAGERS FOR THE BALANCED PORTFOLIO

          Effective as of June 15, 1999, Investment Research Company ("IRC"), which currently serves as an investment manager of the Diversified Equity Portfolio, has been added as an investment manager of the Balanced Portfolio. The current investment managers of the Balanced Portfolio, Cambiar Investors Inc. and Western Asset Management Company, will continue to serve in that capacity.


                    RISKS ASSOCIATED WITH THE YEAR 2000 PROBLEM

          Many computer systems were designed using only two digits to signify the year (for example "98" for "1998"). On January 1, 2000, if these computer systems are not corrected, they may, for example, incorrectly interpret "00" as the year 1900 rather than the year 2000. This could potentially lead to computer shutdowns or errors (commonly known as the "Year 2000 Problem"). To the extent these systems conduct forward-looking calculations, these computer problems may occur before January 1, 2000.

          Like other investment companies and financial and business organizations, the Fund could be adversely affected in its ability to process securities trades, price securities, provide shareholder account services and otherwise conduct normal business operations if the computer systems used by Hewitt Associates LLC, the Fund's investment consultant, the Fund's portfolio managers or the Fund's other service providers do not adequately address the Year 2000 Problem in a timely manner.

          Hewitt Associates has taken reasonable steps to ensure that the systems it uses to provide services to the Fund will not experience any material difficulties because of the Year 2000 Problem. Additionally, Hewitt Associates has sought assurances from the Fund's portfolio managers and other service providers that they are taking steps reasonably necessary so that they do not experience material difficulties because of the Year 2000 Problem. Moreover, the Fund has been advised by its portfolio managers that they have undertaken measures to appropriately take into account available information concerning the Year 2000 preparedness of the issuers of securities held by the Fund. The

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portfolio managers may obtain such Year 2000 information from various sources believed to be reliable, including the issuers' public regulatory filings. However, neither the Fund nor Hewitt Associates is in a position to verify the accuracy or completeness or such information.

          At this time, however, despite the actions taken by Hewitt Associates, the Fund's portfolio managers and the Fund's other service providers, as well as by issuers of securities held by the Fund, the Fund may nevertheless experience adverse effects as a result of the Year 2000 Problem.